EXHIBIT 99.3
                                Time Warner Inc.
                                 April 21, 2005
           Additional Information Regarding the Adelphia Transactions
               and Reconciliations of Non-GAAP Financial Measures


Introduction

Set forth below is financial and operating information related to the Adelphia Transactions, including information related to Time Warner Cable Inc. ("Time Warner Cable," "TW Cable" or "TWC"), cable systems TW Cable expects to acquire from Adelphia or Comcast, and Time Warner Cable on a pro forma basis following the Adelphia Transactions. This financial and operating information will be used in connection with a conference call to be held on April 21, 2005, and may also be used subsequently in either the form set forth below or in different formats. The information contains certain non-GAAP financial measures of Time Warner Inc. ("Time Warner" or the "Company"), Time Warner Cable, the cable systems to be acquired from Adelphia and Comcast (the "Acquired Systems"), and TW Cable on a pro forma basis following the Adelphia Transactions.

Schedules setting out reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures, or explanations as to why certain other reconciliations are not reasonably possible at this time, are included herein.
Schedule 1 provides reconciliations of expected financial performance of Time Warner for 2005. Schedule 2 provides reconciliations for Time Warner Inc. pro forma for the Adelphia Transactions. Schedule 3 provides reconciliations for the performance of Time Warner Cable on a historical, historical pro forma, and projected pro forma basis for the Adelphia transactions, as well as the expected performance of the Acquired Systems.

The subscriber information contained herein is based on information as of December 31, 2004. Each of TWC, Comcast and Adelphia use somewhat different methodologies to report subscriber counts, principally in connection with multiple-dwelling units. TWC's methodology includes each individual household receiving service as a subscriber, while Comcast and Adelphia count subscribers on an equivalized basic unit basis. Under Comcast's and Adelphia's methodology, revenues from bulk contracts such as multiple-dwelling units are divided by prevailing market rates to determine the number of subscribers. In this report, the Company has reported all of the basic subscriber information in a consistent manner using TWC's methodology.

Capitalized terms used in this document that are not defined herein have the meanings set forth in "Item 7.01, Regulation FD Disclosure, Adelphia Transactions," of the Current Report on Form 8-K of Time Warner, dated April 21, 2005.

Use of Operating Income before Depreciation and Amortization, Adjusted Operating Income before Depreciation and Amortization and Free Cash Flow

The Company utilizes Operating Income before Depreciation and Amortization, among other measures, to evaluate the performance of its businesses. The Company also evaluates the performance of its businesses using Operating Income before Depreciation and Amortization excluding the impact of non-cash impairments of goodwill, intangible and fixed assets, as well as gains and losses on asset sales, legal reserves related to the government investigations, and legal reserves that may be established in connection with the pending securities litigation (referred to herein as Adjusted Operating Income before Depreciation and Amortization). In addition, with respect to Time Warner Cable on a projected pro forma basis and with respect to the Acquired Systems, Adjusted Operating Income before Depreciation and Amortization also excludes transaction and certain other acquisition-related costs that will be incurred in the first year following closing of the Adelphia Transactions. Both Operating Income before Depreciation and Amortization and Adjusted Operating Income before Depreciation and Amortization are considered important indicators of the operational strength of the Company's businesses. Operating Income before Depreciation and Amortization eliminates the uneven effect across all business segments of considerable amounts of non-cash depreciation of tangible assets and amortization of certain intangible assets that were recognized in business combinations. A limitation of this measure, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company's businesses. Moreover, Adjusted Operating Income before Depreciation and Amortization does not reflect the diminution in value of goodwill and intangible assets or gains and losses on asset sales. Management evaluates the costs of such tangible and intangible assets, the impact of related impairments, as well as asset sales through other financial measures, such as capital expenditures, investment spending and return on capital.

Free Cash Flow is Cash Provided by Operations (as defined by accounting principles generally accepted in the United States) less cash provided by discontinued operations, capital expenditures and product development costs, principal payments on capital leases and partnership distributions, if any. Free Cash Flow is considered to be an important indicator of the Company's liquidity, including its ability to reduce net debt, make strategic investments, pay dividends to common shareholders and repurchase stock.

Operating Income before Depreciation and Amortization, Adjusted Operating Income before Depreciation and Amortization and Free Cash Flow should be considered in addition to, not as a substitute for, the Company's Operating Income, Net Income and various cash flow measures (e.g., Cash Provided by Operations), as well as other measures of financial performance and liquidity reported in accordance with accounting principles generally accepted in the United States.

Caution Concerning Forward-Looking Statements

This document includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transactions involving Adelphia, Comcast, Time Warner, and Time Warner Cable, including future financial and operating results, the plans, objectives, expectations and intentions of Time Warner and TWC, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of Time Warner and TWC, and are subject to uncertainty and changes in circumstances.

Time Warner cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to the bankruptcy court approval process, regulatory review and approval process, changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the businesses of Time Warner and the assets to be acquired in the transactions discussed. More detailed information about certain of these and other factors may be found in filings by Time Warner with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, in the section entitled "Risk Factors and Caution Concerning Forward-Looking Statements." In particular, the following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approval of the transactions on the proposed terms and anticipated schedule; the failure of the stakeholders of Adelphia to approve the plan of reorganization; the failure of the plan of reorganization to be confirmed by the bankruptcy court; the inability to complete some or all of the proposed transactions, including the possibility that the Adelphia acquisition could occur without the planned redemptions and/or the exchanges with Comcast; the risk that the acquired assets will not be integrated successfully into TWC's business; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the transactions and related activities making it more difficult for TWC's management to maintain its focus on relationships with customers, employees or programming providers; changes in Adelphia's business during the pendency of the transactions, including as a result of its continued operations while in bankruptcy; and competition and its effect on pricing, spending, third-party relationships and revenues. Time Warner is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events, or otherwise.

           Additional Information Regarding the Adelphia Transactions

                   Certain Financial and Operating Information

Item 1
------

The following information represents the major multi-channel video providers shown from biggest to smallest based on number of subscribers at the end of 2004. Comcast and Time Warner Cable are shown before the impact of the Adelphia Transactions and pro forma for the Adelphia Transactions.

(subscribers in millions):
                                          Transaction
                             YE 2004           Impact         Pro forma
                             ------            ------         ---------
Comcast                         21.5              1.8              23.3
TW Cable                        10.9              3.5              14.4
DirecTV                         13.9
Echostar                        10.9
Cox                              6.3
Charter                          6.0
Cablevision                      3.0

Note: Subscribers are as reported by each company.


Item 2
------

The following table depicts certain key valuation metrics for the Acquired Systems (independent of redemptions).

Cash                                                                       $9.2B
TW Cable equity*                                                   $4.8B - $5.1B
                                                                   -------------
     Total consideration                                         $14.0B - $14.3B
Less: present value of tax benefits                                      ($2.5B)
                                                                      ----------
     Total consideration, net of tax                             $11.5B - $11.8B

Basic subscribers                                                           4.3M
Value per subscriber                                             $2,700 - $2,800

Adjusted OIBDA** - first year after close                          $1.1B - $1.3B
Adjusted OIBDA** multiple                                           9.0x - 11.0x

Note: subscriber amounts based on information as of December 31, 2004. *Valuation based on Time Warner estimates.
**Adjusted OIBDA defined as Operating Income before D&A excluding the impact of non-cash impairments of goodwill, intangible and fixed assets, as well as gains and losses on asset sales and transaction and certain other acquisition related costs.

Item 3
------

The following table shows the pro forma impact on Time Warner's 2004 net debt of the Adelphia Transactions. It also provides an estimated range of year-end 2005 pro forma leverage.

                                                                        Leverage
                                                     Net debt*           ratio**
                                                     ---------           -------
Year-end 2004                                           $16.2B              1.6x
Transaction impact                                       11.2B
                                                       -------
     Pro forma 2004                                     $27.4B

Pro forma YE 2005 leverage                                           2.00x-2.25x

*Net debt defined as total debt, including preferred debt, less cash and cash equivalents.
**Leverage ratio is defined as net debt divided by trailing 12 months Adjusted OIBDA. Adjusted OIBDA is defined as Operating Income before D&A excluding the impact of non-cash impairments of goodwill, intangible and fixed assets, as well as gains and losses on asset sales and transaction and certain other acquisition related costs.


Item 4
------

The following information shows Time Warner Cable basic subscribers within major system clusters before and after the Adelphia Transactions. New York City and Los Angeles are only shown pro forma for the Adelphia Transactions.

                                             TW Cable          TW Cable
                                                today         pro forma
                                                -----         ---------
New York                                         2.6M              3.1M
Texas                                            2.0M              2.6M
The Carolinas                                    1.7M              2.3M
Ohio                                             1.6M              1.9M
California                                       0.7M              2.4M
Wisconsin                                        0.6M              0.6M
Hawaii                                           0.4M              0.4M
Maine                                            0.1M              0.4M

NYC                                                                1.4M
LA                                                                 1.9M

Item 5
-----

The following information represents subscribers and penetration rates of Time Warner Cable pro forma for the Adelphia Transactions for some of the key services offered.

                                          Subscribers       Penetration
                                          -----------       -----------
Basic video                                     14.4M               55%
Digital video                                    6.2M               43%
Residential HSD                                  4.8M               19%
Voice                                            0.4M                1%

Note: represents managed subscribers. Penetration defined as - basic video: % of total homes passed; digital video: % of basic video subscribers; residential
HSD: % of eligible homes passed; voice: % of eligible homes passed.


Item 6
------

The following table depicts monthly ARPU (average revenue per basic video subscriber) and adjusted OIBDA margins for the acquired systems and Time Warner Cable (pre transactions).

                                                               Adjusted
                                              Monthly             OIBDA
                                                ARPU*          Margin**
                                                ----           --------
Acquired systems                                  $65               27%
TW Cable                                          $76               39%

*Monthly ARPU is defined as average monthly revenue per basic cable subscriber. **Adjusted OIBDA defined as Operating Income before D&A excluding the impact of non-cash impairments of goodwill, intangible and fixed assets, as well as gains and losses on asset sales and transaction and certain other acquisition related costs.

                                                                      Schedule 1
                                                                February 4, 2005

                                TIME WARNER INC.
                           RECONCILIATION OF GUIDANCE
                                 ($ in millions)
                                   (Unaudited)



                                                        Year Ended
                                                        December 31, 2004                      Reconciliation of 2005 Guidance
                                                        -----------------                      -------------------------------------

Reconciliation of Adjusted Operating Income Before Depreciation
 and Amortization to Operating Income:   (1)

Time Warner Inc.
----------------
Adjusted Operating Income Before Depreciation and  $      9,871                                 High single digit growth
Amortization

Depreciation and Amortization                            (3,207)                                Low to high single digit growth

Impairment of goodwill, intangible and fixed assets         (10)                                No material impairment expected

Gains and losses from asset sales                            21                                 No material gains/losses expected

Legal reserves related to the government                   (510)                                Unable to estimate legal reserves
investigations  (2)                               --------------                                for pending securities litigation


Operating Income                                   $      6,165                                 Increase in absolute dollar amount
                                                  ==============

Time Warner Inc.
----------------
Free Cash Flow (3)                                 $      3,280                                 Free Cash Flow conversion between
                                                                                                30% to 40% of Adjusted Operating
                                                                                                Income before Depreciation
                                                                                                and Amortization

Capital expenditures and product development
costs plus principal payments on
capital leases (all from
continuing operations)                                    3,215                                 Increase in absolute dollar amount
                                               ----------------

Cash provided by continuing operations                    6,495                                 Cash provided by continuing
                                                                                                operations exceeding 85%
                                                                                                of Operating Income

Cash provided by discontinued operations                    123                                 Decrease in absolute dollar amount
                                               ----------------

Cash Provided by Operations                        $      6,618                                 Cash Provided by Operations
                                                ================                                exceeding 85% of Operating Income



Notes:
-----
(1) Adjusted Operating Income before  Depreciation and Amortization excludes the impact of non-cash  impairments  of goodwill,  intangible and fixed assets,  as well as gains and losses on asset sales,  legal reserves  related to the  government  investigations,  and legal  reserves that may be established in connection with the pending securities litigation.
(2) In 2004, the Company  established  $510 million of legal reserves related to the government investigations.
(3) Free Cash Flow is defined as Cash  Provided  by  Operations  (as  defined by accounting  principles  generally  accepted  in the  United  States)  less  cash
provided  by  discontinued   operations,   capital   expenditures   and  product
development  costs,   principal  payments  on  capital  leases  and  partnership distributions, if any. Free Cash Flow includes the impact of the settlement with the  Department of Justice  ($210 million in 2004) and the expected  impact of a
proposed  settlement   (approximately  $300  million)  that  the  staff  of  the
Securities  and  Exchange  Commission  (SEC) has agreed to  recommend to the SEC
Commissioners,  which is subject to agreement on appropriate  documentation  and final approval.



                                                                      Schedule 2
                                                                  April 21, 2005

                              ADELPHIA TRANSACTION
                              GAAP RECONCILIATIONS
                                 ($ in millions)
                                   (Unaudited)




Time Warner Inc.                                       Year Ended 12/31/04
                                                     ----------------------

Net Debt at 12/31/04 (1)                             $              16,236


Cash and Cash Equivalents                                            6,139
                                                     ----------------------

Total Debt at 12/31/04 (2)                           $              22,375
                                                     ======================

---------------------------------------------------------------------------


Time Warner Inc. Pro Forma                           Pro Forma Upon Close
                                                     ----------------------

Change in Net Debt (3)                               $              11,200


Change in Cash and Cash Equivalents (4)                                  -
                                                     ----------------------

Change in Total Debt (4)                             $                   -
                                                     ======================


Notes:
------
(1) Represents total debt less cash and cash equivalents.
(2) Represents the sum of debt due within one year and long-term debt.
(3) The change in net debt reflects the sum of $9.2 billion in cash agreed to be paid to Adelphia and $2 billion cash payments related to the redemption of Comcast's minority interests in Time Warner Cable Inc.
(4) The Company has not determined at this time how much of the $11.2 billion will be paid from available cash or from borrowings under existing credit facilities. Accordingly, the Company is unable to estimate the pro forma impact on cash and cash equivalents and total debt at this time. Such determination will be based on a number of factors at the time of closing, including, but not limited to, available balances, alternative uses of funds and current capital market conditions.

                                                                      Schedule 3
                                                                  April 21, 2005

                              ADELPHIA TRANSACTION
                              GAAP RECONCILIATIONS
                                 ($ in millions)
                                   (Unaudited)




Time Warner Cable                                                                                          Year Ended 12/31/04
-----------------                                                                                          ----------------------

Net Debt and Preferred (1)                                                                                $               7,196

Cash and Cash Equivalents
                                                                                                                            102
                                                                                                          ----------------------

Total Debt and Preferred                                                                                  $               7,298
                                                                                                          ======================

--------------------------------------------------------------------------------------------------------------------------------

Time Warner Cable Pro Forma                                                                                Year Ended 12/31/04
---------------------------                                                                                ----------------------

Pro Forma Net Debt at 12/31/04 (2)                                                                        $             15,996

Cash and Cash Equivalents (3)                                                                                                -
                                                                                                          ----------------------

Total Debt (3), (4)                                                                                       $                  -
                                                                                                          ======================

Time Warner Cable Pro Forma                                                                               Pro Forma Upon Close
---------------------------                                                                               ----------------------

Change in Net Debt and Preferred (5)                                                                      $             9,200

Conversion of Mandatorily Redeemable Preferred Equity of a Subsidiary                                                  (2,400)
                                                                                                          ----------------------

Change in Net Debt                                                                                        $              6,800

Change in Cash and Cash Equivalents (3)                                                                                      -
                                                                                                          ----------------------

Change in Total Debt (3), (4)                                                                             $                  -
                                                                                                          ======================

                                                                                        Pro Forma Range First Year After Close (6)
                                                                                       -----------------------------------------
Time Warner Cable Pro Forma (7)                                                              Low                  High
-------------------------------
                                                                                       -----------------  ----------------------

Adjusted Operating Income Before Depreciation and Amortization (8)                     $         4,700               $     5,000


Acquisition-related costs (8)                                                                        -                         -
Depreciation and Amortization (9)                                                                    -                         -
                                                                                       -----------------  ----------------------

Operating Income (9)                                                                   $             -               $         -
                                                                                       =================  ======================

Free Cash Flow (10)                                                                    $           400               $       600
Capital expenditures and product development costs plus principal
payments on capital leases                                                                       2,700                     2,900
                                                                                       -----------------  ----------------------

Cash Provided by Operations                                                            $         3,100               $     3,500
                                                                                       =================  ======================

--------------------------------------------------------------------------------------------------------------------------------

                                                                                        Pro Forma Range First Year After Close  (6)
                                                                                       -----------------------------------------
Newly Acquired Adelphia & Comcast Systems (11)                                               Low                  High
-----------------------------------------
                                                                                       -----------------  ----------------------

Adjusted Operating Income Before Depreciation and Amortization (8)                     $        1,100                $     1,300

Acquisition-related costs (8)                                                                       -                          -
Depreciation and Amortization (9)                                                                   -                          -
                                                                                       -----------------  ----------------------

Operating Income (9)                                                                   $            -                 $        -
                                                                                       =================  ======================



Notes:
-----
(1) Represents the total debt of Time Warner Cable Inc. ("TWC") and
$2.4 billion in mandatorily redeemable preferred equity of a subsidiary of TWC, less cash and cash equivalents at 12/31/04.

(2) Represents the pro forma total debt of TWC, less cash and cash equivalents post payment of $2 billion in redemption of Comcast's minority interests in TWC, and following conversion to common equity of $2.4 billion in mandatorily redeemable preferred equity of a subsidiary plus $9.2 billion in cash agreed to be paid to Adelphia upon completion of the transaction.
(3) The Company has not determined how much of the cash payments will be paid from available cash or from borrowings under existing credit facilities. Accordingly, the Company is unable to estimate the pro forma impact on cash and cash equivalents and total debt at this time.
(4) Represents total outstanding debt.
(5) The change in Net Debt and Preferred reflects the $9.2 billion in cash agreed to be paid to Adelphia upon completion of the transaction.
(6) Assumes transaction closes on 12/31/05.
(7) Represents the pro forma financial results of TWC related to the acquisition of Adelphia, the cable system swaps with Comcast and the redemption of Comcast's minority interests in TWC the first year after close.
(8) Adjusted Operating Income before Depreciation and Amortization excludes the impact of non cash impairments of goodwill, intangible and fixed assets, as well as gains and losses on asset sales, and transaction and certain other acquisition-related costs pertaining to this transaction. The Company is unable to estimate at this time the acquisition-related costs that will be incurred in the first year following closing.
(9) The Company is unable to estimate the amount of depreciation and amortization at this time as it has not conducted a valuation of the individual assets and liabilities to be acquired in order to determine an allocation of the purchase price to depreciable assets and amortizable intangible assets. Accordingly, the Company is unable to estimate the projected Operating Income for either the acquired systems or the pro forma Operating Income for the combined Time Warner Cable at this time.
(10) Free Cash Flow is defined as Cash Provided by Operations (as defined by accounting principles generally accepted in the United States) less capital expenditures and product development costs, principal payments on capital leases and partnership distributions, if any.
(11) Represents the newly acquired Adelphia and Comcast systems independent of the redemption of Comcast's minority interests in TWC and Time Warner Entertainment Company, L.P.